EXHIBIT 10.34

                               FIRST AMENDMENT TO
                                 LEASE AGREEMENT

      THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") dated December 16 2003 (the "Effective Date of this Amendment") is entered into between SWEETHEART CUP COMPANY INC. ("Landlord"), a Delaware corporation, having an office at 10100 Reisterstown Road, Owings Mills, Maryland 21117 and EARTHSHELL CORPORATION, a Delaware corporation, having an office at 800 Miramonte Drive, Santa Barbara, California 93109 ("Tenant"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant are parties to a certain Lease Agreement dated as of July 11, 2003 (the "Lease") whereby Landlord, in return for the consideration described therein, has leased to Tenant certain improved property situated at 9830 Reisterstown Road defined and referred to in the Lease as the "Premises";

B. There is presently located on the Premises certain equipment referred to as the "EarthShell Equipment," as defined in that certain Operating Agreement for the Production of Hinged Sandwich Containers for McDonald's Corporation dated as of October 16, 1997 (the "Operating Agreement");

C. Tenant desires to conduct a public auction at the Premises for the purpose of selling the EarthShell Equipment and has engaged Michael Fox International, Inc. to conduct an auction at the Premises on December 17, 2003, as well as at locations in Illinois and Missouri (the "Auction");

D. Under the terms of the Lease the only use Tenant is permitted to make of the Premises is the storage of the EarthShell Equipment pending its removal from the Premises. Landlord contends that, accordingly, Tenant is not permitted to use the Premises for the purpose of conducting a public auction. Tenant disputes that contention; and

E. In an effort to resolve the dispute over whether Tenant is presently permitted under the Lease to conduct a public auction on the premises, the parties have agreed to amend the Lease to expressly permit the Auction to take place at the Premises in return for a payment of Six Hundred Thousand Dollars ($600,000.00) and Tenant, has agreed to pay Six Hundred Thousand Dollars ($600,000.00) to Landlord and to assign the first Six Hundred Thousand Dollars ($600,000.00) of net proceeds from the Auction to Landlord for the purpose of making that payment.

NOW, THEREFORE, Landlord and Tenant, in consideration of the foregoing Recitals and the covenants and agreements set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Lease as follows:

      1.  Landlord  and  Tenant  agree  that  the  above   recitals  are  to  be
incorporated into and are part of this Amendment.


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      2.  Article  18 of the  Lease  shall be  amended  by the  addition  of new
Sections 18.02 and 18.03, that shall read as follows:

                  SECTION 18.02. RIGHT TO CONDUCT PUBLIC AUCTION. Notwithstanding the provisions of Section 18.01 hereof, at any time during the Term Landlord shall permit the Tenant to conduct a public auction at the Premises for the sole purpose of selling the EarthShell Equipment, provided that Tenant (i) shall furnish to Landlord in advance of such auction satisfactory evidence that Tenant and/or its agents have secured insurance (including without limitation workers compensation insurance and insurance against liability for bodily and personal injury, death and Premises damage) sufficient to indemnify against any and all potential losses and liabilities that could arise in connection with the conduct of the auction and the removal of the EarthShell Property; and (ii) shall pay a fee to Landlord in the amount of Six Hundred Thousand Dollars ($600,000.00) in return for such permission. Landlord and Tenant agree that in the event of such an auction Tenant shall assign the first $600,000.00 in proceeds (net of auctioneers' fees) generated by such auction to Landlord and shall direct the Auctioneer, and obtain in advance of the auction the Auctioneer's written acknowledgment, that the first $600,000.00 in proceeds (net of auctioneers' fees) generated by such auction shall be paid directly by the Auctioneer to Landlord within thirty (30) days following the first day of the auction. In the event that, as of that date, such auction yields less than $600,000.00 in net proceeds, the balance of the $600,000.00 fee shall be immediately due and owing from Tenant to Landlord.

                  SECTION 18.03. WAIVER OF  REPAIR/RESTORATION  OBLIGATIONS.  In
            the event that  Tenant  conducts  an auction as  provided in Section
            18.02 and Landlord receives payment of the $600,000.00 fee for permitting such auction at the Premises, then, notwithstanding any other provisions of the Lease, Tenant shall have no obligation to Landlord in connection with repairs occasioned by the removal of the EarthShell Equipment from the Premises, except with respect to repairs that are necessitated by reason of a failure by Tenant and/or Tenant's agents or assigns to accomplish the removal of any or all of the EarthShell Equipment with reasonable care so as not to cause any damage to the Premises.

      3. In furtherance of Tenant's obligations under Section 18.02 of the Lease, as amended, Tenant hereby irrevocably and unconditionally assigns to Landlord without recourse the first $600,000.00 in proceeds (net of auctioneers' commissions) generated by the Auction.

      4. The parties agree and acknowledge that, in connection with the Auction, Tenant has satisfied the condition set forth in the new Section 18.02(i) set forth above.

      5. All provisions of the Lease not expressly amended hereby shall remain in full force and effect. Nothing herein shall be deemed to extend the term of the Lease.

      6. Tenant shall obtain from Fox its written acknowledgement in the form appearing at page 5 hereof, that Fox shall pay the first $600,000 in proceeds from the Auction to Sweetheart. In addition, Tenant shall provide a copy of the executed acknowledgment to Landlord within one (1) business day of the Effective Date of this Amendment.

      7. This Amendment may be executed in one or more counterparts each of which when taken together with all other signatures shall be deemed one and the same agreement. A facsimile signature by a party will be the same effect as an original signature by such party.

      EXECUTED as a sealed instrument as of the day and year first above written.


LANDLORD:                                 TENANT:

SWEETHEART CUP COMPANY, INC.              EARTHSHELL CORPORATION





By: /s/ Thomas Uleau                         By: /s/ Vincent J. Truant
   ----------------------------              ----------------------
   Thomas Uleau                              Vincent J. Truant
   Vice Chairman                             President and COO


STATE OF __Maryland_____________ )
                                 :ss
COUNTY OF _Baltimore____________ )


On the 16th day of December, 2003, before me personally came Thomas Uleau to me known, who, being by me duly sworn, did depose and say that he has an office at 10100 Reisterstown Road, Owings Mills, Maryland, that he is the Vice Chairman of Sweetheart Cup Company, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he signed his name thereto as the duly authorized officer of said corporation.

      WITNESS my hand and Notarial Seal.


                                    /s/ Mary P. Harrison
                                    ------------------------------
                                    Notary Public Mary P. Harrison
                                    My Commission Expires: 7/1/05

STATE OF _Maryland______________ )
                                 :ss
COUNTY OF _Baltimore____________ )


On the _16th_ day of __December__, 2003, before me personally came Vincent Truant to me known, who, being by me duly sworn, did depose and say that he has an office at 6740 Cotona Drive, Santa Barbara, California, 93117 that he is the President and COO of EarthShell Corporation, a Delaware corporation, described in and which executed the foregoing instrument; and that he signed his name thereto as the duly authorized officer of said corporation.

           WITNESS my hand and Notarial Seal.



                                     /s/ Mary P. Harrison
                                    -------------------------
                                    Notary Public Mary P. Harrison
                                    My Commission Expires: 7/1/05



                               ACKNOWLEDGEMENT BY
                         MICHAEL FOX INTERNATIONAL, INC.


        Michael Fox International, Inc., by its undersigned representative, hereby acknowledges that it has been informed by EarthShell Corporation that EarthShell Corporation has, irrevocably and without recourse, assigned to Sweetheart Cup Company the first $600,000.00 of auction proceeds generated by the auction to be conducted on December 17, 2003 in connection with the Commission Agreement executed on or about November 4, 2003 between Michael Fox International, Inc., EarthShell Corporation, and Aaron Equipment Company, and further acknowledges that, in accordance with that assignment, Michael Fox International, Inc. shall pay over to Sweetheart Cup Company Inc. the first $600,000.00 in proceeds generated by that auction.

Michael Fox International, Inc.

By______________________                        Date:__12/16/03________

STATE OF _ Maryland__________)
COUNTY OF _Baltimore_________)

On the _16th_ day of _December_______, 2003, before me personally came
Gilbert Schwartzman___ to me known, who, being by me duly sworn, did depose and say that he is the Sr. __Vice President__ of Michael Fox Internatioan, Inc., a Maryland corporation, which executed the foregoing instrument; and that he signed his name thereto as the duly authorized officer of said corporation.

        WITNESS my hand and Notorial Seal.

                                        _____Mary P. Harrison______________
                                        Notary Public Mary P. Harrison
                                        My Commission Expires: _7/1/05_